UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2014

QUANTUMSPHERE, INC.
(Exact name of registrant as specified in its charter)

000-53913
(Commission File Number)

Nevada	20-3925307
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

2905 Tech Center Drive, Santa Ana, CA 92705
(Address of principal executive offices, with zip code)

714-545-6266
(Registrant’s telephone number, including area code)

WAY COOL IMPORTS, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2014, Richard J. Berman, JD/MBA voluntarily resigned from the Board of Directors of QuantumSphere, Inc. (the "Company"), effective immediately. There were no disagreements between Mr. Berman and the Company or any officer or director of the Company which led to Mr. Berman's resignation. Mr. Berman served on the Board of Directors since April 2014. With his resignation, Mr. Berman also resigned from his role as a member of the Company's Audit and Compensation Committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUMSPHERE, INC.

Date: August 7, 2014	By:	/s/ Kevin D. Maloney
Kevin D. Maloney
	Title:	President and Chief Executive Officer